UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

MAY 31, 2007

Semiannual Report
to Shareholders

DWS Large Cap Value Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.00%, 1.88%, 1.80% and 0.57% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/07
DWS Large Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	9.24%	20.00%	11.19%	8.50%	8.31%
Class B	8.78%	18.98%	10.27%	7.61%	7.40%
Class C	8.86%	19.14%	10.38%	7.68%	7.42%
Russell 1000® Value Index+	11.21%	25.58%	17.76%	12.51%	10.59%
S&P 500® Index++	10.29%	22.79%	13.03%	9.45%	7.78%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 5/31/07
DWS Large Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	9.49%	20.49%	11.63%	8.93%	9.05%
Russell 1000 Value Index+	11.21%	25.58%	17.76%	12.51%	9.05%
S&P 500 Index++	10.29%	22.79%	13.03%	9.45%	2.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Cap Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/07
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,310	$12,955	$14,171	$20,936
	Average annual total return	13.10%	9.01%	7.22%	7.67%
Class B	Growth of $10,000	$11,598	$13,209	$14,330	$20,415
	Average annual total return	15.98%	9.72%	7.46%	7.40%
Class C	Growth of $10,000	$11,914	$13,447	$14,475	$20,451
	Average annual total return	19.14%	10.38%	7.68%	7.42%
Russell 1000 Value Index+	Growth of $10,000	$12,558	$16,331	$18,030	$27,365
	Average annual total return	25.58%	17.76%	12.51%	10.59%
S&P 500 Index++	Growth of $10,000	$12,279	$14,439	$15,707	$21,150
	Average annual total return	22.79%	13.03%	9.45%	7.78%

The growth of $10,000 is cumulative.

Comparative Results as of 5/31/07
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,204,900	$1,391,200	$1,533,500	$1,832,900
	Average annual total return	20.49%	11.63%	8.93%	9.05%
Russell 1000 Value Index+	Growth of $1,000,000	$1,255,800	$1,633,100	$1,803,000	$1,833,800
	Average annual total return	25.58%	17.76%	12.51%	9.05%
S&P 500 Index++	Growth of $1,000,000	$1,227,900	$1,443,900	$1,570,700	$1,210,400
	Average annual total return	22.79%	13.03%	9.45%	2.77%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/07	$ 24.12	$ 24.14	$ 24.14	$ 24.17
11/30/06	$ 24.40	$ 24.41	$ 24.40	$ 24.44
Distribution Information: Six Months as of 5/31/07: Income Dividends	$ .22	$ .11	$ .13	$ .27
Capital Gain Distributions	$ 2.15	$ 2.15	$ 2.15	$ 2.15
Class A Lipper Rankings — Large-Cap Value Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	441	of	502	88
3-Year	426	of	436	98
5-Year	289	of	334	86
10-Year	73	of	146	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 0.73% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/07
DWS Large Cap Value Fund	6-Month‡	1-Year	Life of Class*
Class S	9.46%	20.40%	11.50%
Russell 1000 Value Index+	11.21%	25.58%	15.73%
S&P 500 Index++	10.29%	22.79%	12.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/07	$ 24.13
11/30/06	$ 24.40
Distribution Information: Six Months as of 5/31/07: Income Dividends	$ .26
Capital Gain Distributions	$ 2.15
Class S Lipper Rankings — Large-Cap Value Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	417	of	502	83

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Cap Value Fund — Class S [] Russell 1000 Value Index+ [] S&P 500 Index++

Comparative Results as of 5/31/07
DWS Large Cap Value Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$12,040	$13,057
	Average annual total return	20.40%	11.50%
Russell 1000 Value Index+	Growth of $10,000	$12,558	$14,234
	Average annual total return	25.58%	15.73%
S&P 500 Index++	Growth of $10,000	$12,279	$13,213
	Average annual total return	22.79%	12.22%

The growth of $10,000 is cumulative.

* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2006 to May 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,092.40	$ 1,087.80	$ 1,088.60	$ 1,094.60	$ 1,094.90
Expenses Paid per $1,000*	$ 5.32	$ 9.79	$ 9.01	$ 3.55	$ 3.08
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,019.85	$ 1,015.56	$ 1,016.31	$ 1,021.54	$ 1,021.99
Expenses Paid per $1,000*	$ 5.14	$ 9.45	$ 8.70	$ 3.43	$ 2.97
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Cap Value Fund	1.02%	1.88%	1.73%	.68%	.59%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Thomas P. Schuessler discusses the market environment and performance of DWS Large Cap Value Fund for the six-month period ended May 31, 2007.

Q: How would you describe the market environment over the last six months?

A: Except for a period of weakness in late February and early March, equity markets were quite strong over the last six months. In fact, by the end of May, most indices were near their all-time highs. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 10.47% for the period.1

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Nearly all market sectors were strong over this period; returns of growth and value stocks and equities in various capitalization ranges were fairly close to one another. The Standard & Poor's 500® (S&P 500) Index returned 10.29%, and the Russell 1000® Index returned 10.67%; both of these indices measure performance of large-cap stocks.2 After a long period when small-cap stocks generally outperformed large-cap, the small-cap Russell 2000® Index returned 8.40%, more than 2 percentage points lower than the large-cap Russell 1000 Index.3 Mid-cap stocks were stronger than either small-cap or large-cap: The Russell MidCap™ Index returned 12.43% for the period.4

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
4 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the index had an approximate market capitalization of $14.9 billion.

The market's strength was quite broad, encompassing both growth and value stocks: The Russell 1000® Value Index had a return of 11.21%, while the Russell 1000® Growth Index returned 10.14%.5 All 10 industry sectors within the S&P 500 had positive returns. The strongest sector was telecommunications, with a return above 20%, followed by materials and utilities, both of which had returns above 15%. The weakest sectors were consumer discretionary, information technology and financials, all of which posted returns between 7% and 8%.

5 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: For the six months ended May 31, 2007, DWS Large Cap Value Fund (Class A shares) posted a return of 9.24%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) This return was below that of the fund's benchmarks, the S&P 500 Index, which had a return of 10.29%, and the Russell 1000 Value Index, which returned 11.21%.

Q: What strategies or decisions had the greatest effect on the fund's performance?

A: In February 2007 a new management team assumed responsibility for the fund, and we have made quite a few changes in the portfolio over the last four months. In restructuring the portfolio, we had three major objectives: to increase the number of holdings for improved diversification; to increase the position in mid-cap stocks, with a corresponding reduction of the emphasis on the largest capitalization companies; and to increase the representation of companies based outside the US. In a large fund such as this, it takes time to effect big changes, since massive sales or purchases could be disruptive to the markets for some of these stocks. We are well on the way to accomplishing these changes, which we believe can result in better performance for the fund in the future.

One significant change that contributed to performance was to reduce significantly the position in the financial sector. Financials make up more than 30% of the Russell 1000 Value index, but we feel that is far too great a weight for this fund. Accordingly, we have reduced the percentage of assets invested in the financial sector to 20.9% at May 31, 2007, down from 29.5% at November 30, 2006. We have also reduced positions in large banks such as Bank of America Corp. and Wachovia Corp., because we feel that the credit quality of banks' loan portfolios is deteriorating, and growth in the industry is moderating. This decision was positive for performance, as bank stocks performed poorly over the period. We have changed the emphasis in the financial sector to favor insurance companies such as MetLife, Inc. and Prudential Financial, Inc.

Also positive was increased representation in industrials, which represented 11.4% of the fund as of May 31, 2007, versus 9.0% six months earlier. This positioning added to performance, since industrials was among the best-performing sectors. In this sector, we added to positions in Honeywell International, Inc., United Technologies Corp. and Dover Corp., and initiated a position in Raytheon Co.

Q: What were some of the negatives?

A: The portfolio was overweight in energy versus the benchmarks throughout the period, and this positioning detracted from performance, as energy stocks weakened early in December and January, after performing very well in 2006.6 BJ Services Co. was a holding that detracted from performance; this stock dropped sharply on a disappointing earnings report, and it has been eliminated from the portfolio. However, we have added quite a few names in the energy sector; these include XTO Energy, Inc., Suncor Energy, Inc., Noble Energy, Inc., Noble Corp. and Nabors Industries Ltd. We like this sector because expanding world economies are increasing global demand for energy, but investment in finding and developing new energy reserves has been inadequate for many years. We believe that this situation creates a major opportunity for companies in the position to identify, service and convert to usable form new energy sources.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Positions in retailers such as Best Buy Co., Inc. and Macy's Inc. also detracted from performance. Both of these stocks have been sold.

We have significantly increased the portfolio's representation in utilities, which performed very well. This decision did not contribute to performance for the six months ended May 31, as the changes were made later in the period and the fund did not own some of the best-performing utility stocks. But we believe that some well-positioned utilities, especially in Europe, stand to benefit from climate change and from the opportunity to use carbon dioxide emission regulations to generate windfall profits. Utility names we have added include Duke Energy Corp., Allegheny Energy, Inc. and TXU Corp, which has reached an agreement to be acquired by a private equity firm.

Q: Do you have other comments for shareholders?

A: With the changes made in recent months, the portfolio's positioning is close to what we consider appropriate for this value-oriented fund at this stage of the market cycle. We have about 70 names, with some representation in each industry sector. We have reduced exposure to the financial and consumer discretionary sectors, and have added to industrials and utilities. Exposure to international and mid-cap names provides further diversification and opportunity. We believe that this positioning can prove to be rewarding for investors in the fund over the long term.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excluding Securities Lending Collateral)	5/31/07	11/30/06

Common Stocks	100%	97%
Cash Equivalents	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/07	11/30/06

Financials	21%	30%
Energy	19%	19%
Industrials	12%	9%
Information Technology	9%	10%
Health Care	9%	8%
Consumer Staples	8%	5%
Utilities	8%	1%
Materials	6%	5%
Telecommunication Services	5%	4%
Consumer Discretionary	3%	9%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at at May 31, 2007 (20.7% of Net Assets)
1. AT&T, Inc. Provider of communications services	2.7%
2. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.5%
3. Verizon Communications, Inc. Provider of advanced communication and information technology services	2.5%
4. Wachovia Corp. Provider of financial services	2.1%
5. Citigroup, Inc. Provider of diversified financial services	2.0%
6. Suncor Energy, Inc. Integrated energy company	1.9%
7. US Bancorp. Provider of diversified financial services	1.8%
8. Hartford Financial Services Group, Inc. Provider of multiline insurance	1.8%
9. ExxonMobil Corp. Explorer and producer of oil and gas	1.7%
10. Noble Energy, Inc. Independent oil and gas exploration and development company	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 3.0%
Hotels Restaurants & Leisure 1.1%
McDonald's Corp.	413,000	20,877,150
Specialty Retail 1.9%
Staples, Inc.	818,223	20,504,668
TJX Companies, Inc.	556,300	15,559,711
		36,064,379
Consumer Staples 8.1%
Food & Staples Retailing 1.5%
CVS Caremark Corp.	752,300	28,993,642
Food Products 2.9%
General Mills, Inc.	478,975	29,332,429
Kraft Foods, Inc. "A"	779,302	26,371,580
		55,704,009
Household Products 1.0%
Colgate-Palmolive Co.	273,502	18,313,694
Tobacco 2.7%
Altria Group, Inc.	401,184	28,524,182
Reynolds American, Inc. (a)	331,100	21,534,744
		50,058,926
Energy 18.6%
Energy Equipment & Services 6.5%
Baker Hughes, Inc.	321,500	26,517,320
ENSCO International, Inc.	351,500	21,290,355
Nabors Industries Ltd.*	599,134	20,933,742
Noble Corp.	238,500	22,035,015
Schlumberger Ltd.	419,400	32,658,678
		123,435,110
Oil, Gas & Consumable Fuels 12.1%
BP PLC (ADR)	275,199	18,441,085
Chevron Corp.	333,800	27,201,362
ConocoPhillips	406,200	31,452,066
Devon Energy Corp.	409,100	31,410,698
ExxonMobil Corp.	399,934	33,262,511
Noble Energy, Inc.	524,000	33,163,960
Suncor Energy, Inc.	407,100	35,490,978
XTO Energy, Inc.	348,800	20,233,888
		230,656,548
Financials 21.0%
Capital Markets 0.9%
Bank of New York Co., Inc.	421,609	17,100,461
Commercial Banks 6.0%
US Bancorp.	983,600	34,012,888
Wachovia Corp.	726,720	39,380,957
Wells Fargo & Co.	526,800	19,012,212
Zions Bancorp.	255,708	20,574,266
		112,980,323
Diversified Financial Services 4.9%
Bank of America Corp.	504,636	25,590,091
Citigroup, Inc.	716,630	39,049,169
JPMorgan Chase & Co.	562,713	29,165,415
		93,804,675
Insurance 9.2%
Aflac, Inc.	470,500	24,870,630
American International Group, Inc.	435,900	31,533,006
Genworth Financial, Inc. "A"	619,337	22,358,065
Hartford Financial Services Group, Inc.	324,100	33,437,397
MetLife, Inc.	451,564	30,706,352
Prudential Financial, Inc.	311,986	31,828,812
		174,734,262
Health Care 8.8%
Biotechnology 0.3%
Amgen, Inc.*	100,000	5,633,000
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	827,400	47,029,416
Health Care Providers & Services 1.6%
WellPoint, Inc.*	368,500	29,999,585
Pharmaceuticals 4.5%
Abbott Laboratories	519,600	29,279,460
Pfizer, Inc.	1,074,100	29,527,009
Wyeth	455,400	26,340,336
		85,146,805
Industrials 11.4%
Aerospace & Defense 5.5%
Honeywell International, Inc.	520,400	30,136,364
L-3 Communications Holdings, Inc.	307,200	29,263,872
Raytheon Co.	338,200	18,803,920
United Technologies Corp.	380,724	26,860,078
		105,064,234
Industrial Conglomerates 1.1%
General Electric Co.	566,467	21,287,830
Machinery 3.4%
Dover Corp.	428,222	21,432,511
Illinois Tool Works, Inc.	288,500	15,209,720
Ingersoll-Rand Co., Ltd. "A"	532,100	27,312,693
		63,954,924
Road & Rail 1.4%
Burlington Northern Santa Fe Corp.	278,700	25,955,331
Information Technology 8.9%
Communications Equipment 2.5%
Harris Corp. (a)	373,093	18,624,802
Nokia Oyj (ADR) (a)	1,068,500	29,255,530
		47,880,332
Computers & Peripherals 3.6%
Brocade Communications Systems, Inc.*	2,263,046	20,774,762
Hewlett-Packard Co.	502,663	22,976,726
International Business Machines Corp.	230,900	24,613,940
		68,365,428
Semiconductors & Semiconductor Equipment 2.0%
Applied Materials, Inc.	1,062,000	20,284,200
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,626,800	17,748,388
		38,032,588
Software 0.8%
Symantec Corp.*	751,720	15,026,883
Materials 5.5%
Chemicals 2.5%
Air Products & Chemicals, Inc.	319,500	24,917,805
Dow Chemical Co.	476,900	21,641,722
		46,559,527
Containers & Packaging 1.5%
Sonoco Products Co.	678,800	29,392,040
Metals & Mining 1.5%
Goldcorp, Inc. (a)	1,221,350	29,422,322
Telecommunication Services 5.2%
Diversified Telecommunication Services
AT&T, Inc.	1,249,100	51,637,794
Verizon Communications, Inc.	1,075,300	46,807,809
		98,445,603
Utilities 7.7%
Electric Utilities 4.4%
Allegheny Energy, Inc.*	550,148	29,372,402
Duke Energy Corp.	1,199,800	23,444,092
FPL Group, Inc.	468,500	29,951,205
		82,767,699
Independent Power Producers & Energy Traders 0.7%
TXU Corp.	200,600	13,530,470
Multi-Utilities 2.6%
Dominion Resources, Inc.	294,400	26,080,896
PG&E Corp.	475,066	23,401,751
		49,482,647
Total Common Stocks (Cost $1,453,253,473)		1,865,699,843

Securities Lending Collateral 4.1%
Daily Assets Fund Institutional, 5.35% (b) (c) (Cost $77,728,940)	77,728,940	77,728,940
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,530,982,413)+	102.3	1,943,428,783
Other Assets and Liabilities, Net	(2.3)	(42,920,385)
Net Assets	100.0	1,900,508,398
* Non-income producing security.
+ The cost for federal income tax purposes was $1,533,005,993. At May 31, 2007, net unrealized appreciation for all securities based on tax cost was $410,422,790. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $418,631,577 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,208,787.
(a) All or a portion of these securities were on loan (see Notes to FInancial Statements). The value of all securities loaned at May 31, 2007 amounted to $75,535,190 which is 4.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,453,253,473) — including $75,535,190 of securities loaned	$ 1,865,699,843
Investment in Daily Assets Fund Institutional (cost $77,728,940)*	77,728,940
Total investments in securities, at value (cost $1,530,982,413)	1,943,428,783
Cash	38,075,223
Dividends receivable	3,812,283
Interest receivable	71,322
Receivable for Fund shares sold	134,789
Other assets	73,147
Total assets	1,985,595,547
Liabilities
Payable upon return of securities loaned	77,728,940
Payable for Fund shares redeemed	5,150,198
Accrued management fee	647,643
Other accrued expenses and payables	1,560,368
Total liabilities	85,087,149
Net assets, at value	$ 1,900,508,398
Net Assets
Net assets consist of: Undistributed net investment income	6,189,643
Net unrealized appreciation (depreciation) on: Investments	412,446,370
Foreign currency related transactions	11
Accumulated net realized gain (loss)	113,110,747
Paid-in capital	1,368,761,627
Net assets, at value	$ 1,900,508,398
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($338,781,527 ÷ 14,044,729 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 24.12
Maximum offering price per share (100 ÷ 94.25 of $24.12)	$ 25.59

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($34,174,274 ÷ 1,415,818 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 24.14

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($34,469,055 ÷ 1,428,176 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 24.14
Class S Net Asset Value, offering and redemption price(a) per share ($1,434,931,417 ÷ 59,472,134 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 24.13
Institutional Class Net Asset Value, offering and redemption price(a) per share ($58,152,125 ÷ 2,406,218 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 24.17
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $108,379)	$ 19,640,887
Interest	12,500
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	83,053
Interest — Cash Management QP Trust	824,654
Total Income	20,561,094
Expenses: Management fee	4,674,925
Distribution service fees	760,914
Services to shareholders	1,457,367
Administration fee	191,868
Custodian fee	28,765
Auditing	31,850
Legal	23,800
Directors' fees and expenses	29,170
Reports to shareholders	91,266
Registration fees	46,746
Other	36,935
Total expenses before expense reductions	7,373,606
Expense reductions	(37,860)
Total expenses after expense reductions	7,335,746
Net investment income (loss)	13,225,348
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	115,147,775
Net unrealized appreciation (depreciation) during the period on: Investments	40,353,693
Foreign currency related transactions	11
40,353,704
Net gain (loss) on investment transactions	155,501,479
Net increase (decrease) in net assets resulting from operations	$ 168,726,827

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2007 (Unaudited)	Year Ended November 30, 2006
Operations: Net investment income (loss)	$ 13,225,348	$ 35,880,012
Net realized gain (loss) on investment transactions	115,147,775	178,272,042
Net unrealized appreciation (depreciation) during the period on investment transactions	40,353,704	41,847,932
Net increase (decrease) in net assets resulting from operations	168,726,827	255,999,986
Distributions to shareholders from: Net investment income: Class A	(3,256,624)	(5,114,077)
Class B	(171,529)	(250,158)
Class C	(190,869)	(263,131)
Class R	—	(14,247)
Class AARP	—	(336,442)
Class S	(15,302,318)	(25,755,848)
Institutional Class	(594,141)	(843,692)
Net realized gains: Class A	(31,879,304)	(18,159,055)
Class B	(3,230,230)	(2,280,675)
Class C	(3,101,069)	(2,025,938)
Class R	—	(59,282)
Class AARP	—	(1,358,100)
Class S	(126,415,439)	(73,281,123)
Institutional Class	(4,667,708)	(2,051,096)
Fund share transactions: Proceeds from shares sold	55,609,189	157,429,391
Reinvestment of distributions	177,099,319	120,229,548
Cost of shares redeemed	(239,599,680)	(477,279,242)
Redemption fees	1,216	9,235
Net increase (decrease) in net assets from Fund share transactions	(6,889,956)	(199,611,068)
Increase (decrease) in net assets	(26,972,360)	(75,403,946)
Net assets at beginning of period	1,927,480,758	2,002,884,704
Net assets at end of period (including undistributed net investment income of $6,189,643 and $12,479,776, respectively)	$ 1,900,508,398	$ 1,927,480,758

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.40	$ 22.87	$ 22.15	$ 19.93	$ 17.09	$ 19.05
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.38[e]	.34	.30	.25	.23
Net realized and unrealized gain (loss) on investment transactions	1.96	2.63	.79	2.16	2.81	(1.98)
Total from investment operations	2.09	3.01	1.13	2.46	3.06	(1.75)
Less distributions from: Net investment income	(.22)	(.33)	(.41)	(.24)	(.22)	(.21)
Net realized gain on investment transactions	(2.15)	(1.15)	—	—	—	—
Total distributions	(2.37)	(1.48)	(.41)	(.24)	(.22)	(.21)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 24.12	$ 24.40	$ 22.87	$ 22.15	$ 19.93	$ 17.09
Total Return (%)[c]	9.24**	13.98[e]	5.21[d]	12.34[d]	18.16[d]	(9.25)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	339	363	364	283	152	127
Ratio of expenses before expense reductions (%)	1.02*	1.02	1.06	1.32	1.30	1.30
Ratio of expenses after expense reductions (%)	1.02*	1.02	1.05	1.21	1.29	1.30
Ratio of net investment income (loss) (%)	1.18*	1.65[e]	1.52	1.39	1.41	1.26
Portfolio turnover rate (%)	100*	76	56	39	69	83
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.41	$ 22.88	$ 22.14	$ 19.91	$ 17.07	$ 19.03
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.18[e]	.14	.14	.11	.08
Net realized and unrealized gain (loss) on investment transactions	1.96	2.64	.82	2.15	2.81	(1.98)
Total from investment operations	1.99	2.82	.96	2.29	2.92	(1.90)
Less distributions from: Net investment income	(.11)	(.14)	(.22)	(.06)	(.08)	(.06)
Net realized gain on investment transactions	(2.15)	(1.15)	—	—	—	—
Total distributions	(2.26)	(1.29)	(.22)	(.06)	(.08)	(.06)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 24.14	$ 24.41	$ 22.88	$ 22.14	$ 19.91	$ 17.07
Total Return (%)[c]	8.78**	13.04[e]	4.30[d]	11.51[d]	17.20[d]	(10.01)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	37	48	50	50	49
Ratio of expenses before expense reductions (%)	1.88*	1.89	1.98	2.21	2.16	2.12
Ratio of expenses after expense reductions (%)	1.88*	1.89	1.90	1.96	2.11	2.12
Ratio of net investment income (loss) (%)	.32*	.78[e]	.67	.64	.59	.44
Portfolio turnover rate (%)	100*	76	56	39	69	83
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.40	$ 22.86	$ 22.13	$ 19.91	$ 17.07	$ 19.02
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.21[e]	.17	.14	.11	.09
Net realized and unrealized gain (loss) on investment transactions	1.97	2.64	.79	2.15	2.82	(1.98)
Total from investment operations	2.02	2.85	.96	2.29	2.93	(1.89)
Less distributions from: Net investment income	(.13)	(.16)	(.23)	(.07)	(.09)	(.06)
Net realized gain on investment transactions	(2.15)	(1.15)	—	—	—	—
Total distributions	(2.28)	(1.31)	(.23)	(.07)	(.09)	(.06)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 24.14	$ 24.40	$ 22.86	$ 22.13	$ 19.91	$ 17.07
Total Return (%)[c]	8.86**	13.16[e]	4.38	11.51[d]	17.23[d]	(9.94)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	36	42	38	21	12
Ratio of expenses before expense reductions (%)	1.73*	1.75	1.81	2.08	2.09	2.09
Ratio of expenses after expense reductions (%)	1.73*	1.75	1.81	1.96	2.07	2.09
Ratio of net investment income (loss) (%)	.47*	.93[e]	.76	.64	.63	.47
Portfolio turnover rate (%)	100*	76	56	39	69	83
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended November 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.40	$ 22.88	$ 22.21
Income (loss) from investment operations: Net investment income (loss)[c]	.17	.45[d]	.40
Net realized and unrealized gain (loss) on investment transactions	1.97	2.63	.55
Total from investment operations	2.14	3.08	.95
Less distributions from: Net investment income	(.26)	(.41)	(.28)
Net realized gain on investment transactions	(2.15)	(1.15)	—
Total distributions	(2.41)	(1.56)	(.28)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 24.13	$ 24.40	$ 22.88
Total Return (%)	9.46**	14.33[d]	4.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,435	1,438	1,483
Ratio of expenses (%)	.68*	.71	.68*
Ratio of net investment income (loss) (%)	1.52*	1.96[d]	1.89*
Portfolio turnover rate (%)	100*	.76	56
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from December 20, 2004 (commencement of operations of Class S shares) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.44	$ 22.91	$ 22.19	$ 19.98	$ 17.13	$ 19.10
Income (loss) from investment operations: Net investment income (loss)[b]	.18	.46[d]	.42	.37	.32	.31
Net realized and unrealized gain (loss) on investment transactions	1.97	2.64	.79	2.17	2.83	(1.99)
Total from investment operations	2.15	3.10	1.21	2.54	3.15	(1.68)
Less distributions from: Net investment income	(.27)	(.42)	(.49)	(.33)	(.30)	(.29)
Net realized gain on investment transactions	(2.15)	(1.15)	—	—	—	—
Total distributions	(2.42)	(1.57)	(.49)	(.33)	(.30)	(.29)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 24.17	$ 24.44	$ 22.91	$ 22.19	$ 19.98	$ 17.13
Total Return (%)	9.49**	14.45[c,d]	5.64[c]	12.65[c]	18.73	(8.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	53	35	8	13	8
Ratio of expenses before expense reductions (%)	.59*	.66	.68	.94	.87	.85
Ratio of expenses after expense reductions (%)	.59*	.64	.66	.86	.87	.85
Ratio of net investment income (loss) (%)	1.61*	2.03[d]	1.91	1.74	1.83	1.71
Portfolio turnover rate (%)	100*	76	56	39	69	83
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Large Cap Value Fund (the ``Fund'') is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of borrower rebates and fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $915,272,032 and $1,080,584,184, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor.

Effective February 5, 2007, Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, became subadvisor with respect to investment and reinvestment of assets of the Fund, pursuant to an interim subadvisory agreement. On April 25, 2007, the shareholders approved the subadvisory agreement with DeAMi. The Advisor compensates DeAMi out of the management fee it receives from the Fund.

Prior to April 25, 2007, in addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. For the period from December 1, 2006 through April 24, 2007, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following rates:

First $1.5 billion of the Fund's average daily net assets	.525%
Next $500 million of such net assets	.500%
Next $1 billion of such net assets	.475%
Next $1 billion of such net assets	.450%
Next $1 billion of such net assets	.425%
Over $5 billion of such net assets	.400%

Effective April 25, 2007, under the Amended and Restated Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1 billion of such net assets	.375%
Next $1 billion of such net assets	.350%
Next $1 billion of such net assets	.325%
Over $5 billion of such net assets	.300%

Accordingly, for the six months ended May 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.50% of the Fund's average daily net assets.

For the period from December 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.14%
Class B	1.89%
Class C	1.89%
Class S	.80%
Institutional Class	.65%

In addition, for the period from December 1, 2006 through March 31, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class at the following rates:

Class A	.90%
Class B	.90%
Class C	.90%
Class S	.80%
Institutional Class	.65%

Administration Fee. Effective April 25, 2007, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from April 25, 2007 through May 31, 2007, the Advisor received an Administration Fee of $191,868, of which $160,865 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended May 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2007
Class A	$ 257,273	$ 101,105
Class B	52,193	30,645
Class C	25,208	10,546
Class S	721,583	327,623
Institutional Class	5,974	616
	$ 1,062,231	$ 470,535

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2007 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2007
Class B	$ 132,064	$ 976
Class C	129,494	43,179
	$ 261,558	$ 44,155

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2007	Annualized Effective Rate
Class A	$ 414,259	$ 91,798.24%
Class B	43,001	8,758.24%
Class C	42,096	9,485.24%
	$ 499,356	$ 110,041

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended May 31, 2007 aggregated $13,415.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2007 the CDSC for Class B and C shares aggregated $30,019 and $706, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2007, DWS-SDI received an aggregate CDSC of $18 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,426, of which $5,949 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended May 31, 2007, the Advisor agreed to reimburse the Fund $11,111, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2007, the Fund's custodian fees were reduced by $160 and $26,589, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,247,873	$ 28,727,055	3,327,001	$ 75,733,382
Class B	55,624	1,274,315	113,207	2,583,943
Class C	95,686	2,199,185	218,555	4,993,785
Class R*	—	—	26,464	603,759
Class AARP*	—	—	68,291	1,546,298
Class S	954,348	21,890,516	2,614,247	59,422,923
Institutional Class	66,932	1,518,118	549,137	12,545,301
		$ 55,609,189		$ 157,429,391
Shares issued to shareholders in reinvestment of dividends
Class A	1,450,641	$ 33,089,640	986,277	$ 21,721,962
Class B	138,971	3,177,229	107,416	2,363,227
Class C	116,037	2,651,636	84,493	1,858,852
Class R*	—	—	3,330	73,529
Class AARP*	—	—	73,592	1,611,325
Class S	5,830,858	132,938,246	4,069,899	89,722,768
Institutional Class	229,658	5,242,568	130,198	2,877,885
		$ 177,099,319		$ 120,229,548
Shares redeemed
Class A	(3,546,376)	$ (81,565,557)	(5,418,233)	$ (122,792,269)
Class B	(313,152)	(7,231,182)	(769,149)	(17,562,638)
Class C	(238,902)	(5,542,606)	(682,824)	(15,540,692)
Class R*	—	—	(8,229)	(185,401)
Class AARP*	—	—	(280,790)	(6,307,630)
Class S	(6,241,976)	(143,769,281)	(13,710,670)	(313,648,898)
Institutional Class	(64,158)	(1,491,054)	(53,558)	(1,241,714)
		$ (239,599,680)		$ (477,279,242)
Shares converted*
Class A	—	$ —	69,573	$ 1,694,822
Class R	—	—	(69,419)	(1,694,822)
Class AARP	—	—	(1,146,195)	(25,156,597)
Class S	—	—	1,145,569	25,156,597
		$ —		$ —
Redemption fees		$ 1,216		$ 9,235
Net increase (decrease)
Class A	(847,862)	$ (19,748,251)	(1,035,382)	$ (23,639,396)
Class B	(118,557)	(2,779,234)	(548,526)	(12,614,034)
Class C	(27,179)	(691,785)	(379,776)	(8,687,678)
Class R*	—	—	(47,854)	(1,202,935)
Class AARP*	—	—	(1,285,102)	(28,306,304)
Class S	543,230	11,059,662	(5,880,955)	(139,342,193)
Institutional Class	232,432	5,269,652	625,777	14,181,472
		$ (6,889,956)		$ (199,611,068)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund and the conversion of Class R shares of the Fund into the Class A shares of the Fund. The Class AARP shares and Class R shares conversions were completed on July 14, 2006 and November 17, 2006, respectively, and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received from the Advisor its settlement portion of $2,794,468, which was equivalent to $0.033 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Large Cap Value Fund (the "Fund") was held on April 25, 2007 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

1. Approval of a new investment management agreement between DWS Value Series, Inc., on behalf of the Fund, and Deutsche Investment Management Americas Inc. ("DIMA").

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
36,487,849.113	2,732,206.724	2,555,513.887	0.000

2. Approval of a subadvisory agreement between DIMA and Deutsche Asset Management International GmbH ("DeAMi") with respect to the Fund.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
36,386,250.229	2,763,007.842	2,626,311.653	0.000
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

Advisory Agreements

The Board of Directors, including the Independent Directors, approved the Interim Agreement and the New Investment Management Agreement (collectively, the "New Investment Management Agreements") with DIMA at a meeting on January 17, 2007. In reviewing the New Investment Management Agreements, the Board considered that it renewed the Prior Investment Management Agreement as part of the annual contract renewal process in September 2006. As part of that renewal process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Prior Investment Management Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Prior Investment Management Agreement, the Independent Directors were advised by their independent legal counsel and by an independent fee consultant.

In connection with reviewing the New Investment Management Agreements, the Board considered DIMA's representation that with regards to the New Investment Management Agreements the Board may continue to rely on and take into account the information provided in connection with the renewal of the Prior Investment Management Agreement. Accordingly, in approving the New Investment Management Agreements, the Board took note of the considerations made and conclusions reached in renewing to the Prior Investment Management Agreement. The Board believes such considerations and conclusions are still relevant. A complete discussion regarding the basis for the Board's renewal of the Prior Investment Management Agreement is contained in the Fund's annual report for the fiscal year ended November 30, 2006. Shareholders may receive a copy of this report by contacting their financial advisor or by calling the Fund at (800) 621-1048.

In connection with its review of the New Investment Management Agreements, the Board reviewed materials received from DIMA, including information about (i) the nature and quality of services to be provided by DIMA under the New Investment Management Agreements; (ii) the proposed management fee rate under each agreement; and (iii) general information about DeAMi. The Independent Directors also met separately with their independent legal counsel to discuss the New Investment Management Agreements. In approving the New Investment Management Agreements, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services to be provided under the New Investment Management Agreements. The Board initially considered that it was approving the New Investment Management Agreements to effectuate the proposed change in the Fund's portfolio manager recommended by DIMA. The Board noted that because the proposed new portfolio manager is an employee of DeAMi, DIMA would delegate the day-to-day portfolio management of the Fund to DeAMi, as sub-advisor. In reviewing the delegation of portfolio management duties to DeAMi, the Board received and reviewed information on DeAMi and the proposed new portfolio manager, including: (i) information regarding the organization of DeAMi and the qualifications of its personnel who would be working with the Fund; (ii) information on Dr. Thomas Schuessler, the proposed new portfolio manager; and (iii) the performance history of a German mutual fund managed by Dr. Schuessler with a similar objective to the Fund's. The Board also met with and received a presentation from Dr. Schuessler. The Board's considerations of DeAMi and Dr. Schuessler are described in more detail below in the discussion of the Board's considerations of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

The Board then considered that under the structure of the New Investment Management Agreement, DIMA would provide administrative services to the Fund under a separate Administrative Services Agreement. The Board noted that the separation of portfolio management and administrative services into two separate contracts is part of a broader program initiated by DeAM which is intended to reduce DeAM's operational, business and compliance risk while increasing efficiency in its mutual funds operations. The Board considered that the split arrangement would allow for greater flexibility to adjust the administrative services arrangements of the Fund without incurring the costs of a shareholder vote.

On the basis of its evaluation of all the information presented and its previous consideration of the Prior Investment Management Agreement, the Board concluded that the nature, quality and extent of services to be provided by DIMA under the New Investment Management Agreements is expected to be satisfactory.

Fees and Expenses. The Board considered that the management fee under the Interim Agreement and the combined management fee and administrative services fee under the New Investment Management Agreement would be the same as the management fee under the Prior Investment Management Agreement. The Board noted its previous considerations of the Fund's management fee rate, operating expenses and total expense ratios, including the fact that based on the information it previously received, the Fund's management fee rate was at the 20th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 plans) were at the following percentiles of the peer universe: the 31st percentile for Class A shares, the 42nd percentile for Class B shares, the 29th percentile for Class C shares, the 36th percentile for Institutional Class shares and the 7th percentile for Class S shares. The Board noted that the information for Class B and Institutional Class shares included the effect of an expense cap that expires on April 1, 2008. The Board concluded that the management fees under the New Investment Management Agreements are reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA.

Profitability. The Board noted its previous consideration of the profitability of the investment management arrangement to DIMA and concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund are expected to continue to be not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedules under the New Investment Management Agreements are reasonable in relation to the asset size of the Fund. The Board noted that the proposed management fee schedules include five breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedules reflect an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that in connection with the new investment management arrangement, DIMA would receive a flat administrative services fee under a separate Administrative Services Agreement. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Interim Agreement and the New Investment Management Agreement are fair and reasonable and that the approval of the New Investment Management Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Approval of the New Sub-Advisory Agreements

The Board of Directors, including the Independent Directors, approved the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement (collectively, the "New Sub-Advisory Agreements") between DIMA and DeAMi at a meeting held on January 17, 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the New Sub-Advisory Agreements. In connection with the approval of the New Sub-Advisory Agreements, the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services to be provided under the New Sub-Advisory Agreements. The Board initially noted that the new Sub-Advisory Agreements would allow DIMA's recommended change to the Fund's portfolio manager to take effect. The Board considered the organization of DeAMi, the qualifications of its personnel who would be working with the Fund, and the resources made available to such personnel. The Board also reviewed DeAMi's compliance program. The Board met with and received a presentation from Dr. Thomas Schuessler, the proposed new portfolio manager for the Fund, and was able to ask Dr. Schuessler questions. The Board considered Dr. Schuessler's investment philosophy and his stock selection process. The Board noted that Dr. Schuessler currently manages three German mutual funds, which have solid Morningstar and S&P ratings. The Board also reviewed information on the 5-year performance of the DWS (CH) — US Equities Fund, one of the German mutual funds currently managed by Dr. Schuessler, versus the S&P 500 Index, noting that the DWS (CH) — US Equities Fund had outperformed the S&P 500 over the 5-year period.

On the basis of its evaluation of all the information presented, the Board concluded that the nature, quality and extent of services to be provided by DeAMi is expected to be satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate under the New Sub-Advisory Agreements and how it related to the overall management fee structure of the Fund. The Board noted that DeAMi did not provide an estimate of profitability in connection with the management of the Fund, but noted that the Advisor compensates DeAMi from its fees.

As part of its approval of the New Investment Management Agreements with DIMA, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board noted that the New Investment Management Agreements with DIMA included five breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to DeAMi. The Board also considered the character and amount of other incidental benefits received by DeAMi and its affiliates (including DIMA). The Board noted that under the current soft dollar policies, no sub-advisor, including DeAMi, may use Fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer ("third-party research"), although they may obtain proprietary research prepared by an executing broker-dealer in connection with a transaction through that broker-dealer. The Board, however, recently approved a change in the soft dollar policies to permit DIMA to allocate brokerage to acquire third-party research and may, in the future, permit sub-advisors, including DeAMi, to allocate brokerage to acquire third-party research. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the New Sub-Advisory Agreements are fair and reasonable and that the approval of the New Sub-Advisory Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCIX
CUSIP Number	23338F-101	23338F-200	23338F-309	23338F-705
Fund Number	086	286	386	1486
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.

Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KDCSX
Fund Number	2312

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007